SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

Intcomex, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-134090	65-0893400
(Commission File Number)	(IRS Employer Identification No.)

9835 NW 14th Street

Miami, FL 33172

(Address of Principal Executive Offices) (Zip Code)

(305) 477-6230

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 15, 2006, the Company issued a Press Release announcing the commencement of an exchange offer for all of its outstanding 11 3/4% Second Priority Senior Secured Notes due 2011.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Intcomex Commences Registered Exchange Offer for its outstanding 11 3/4 % Second Priority Senior Secured Notes Due 2011

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intcomex, Inc.

By:	/s/ Russell A. Olson
Name:	Russell A. Olson
Title:	Chief Financial Officer

Date: November 17, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release, dated November 15, 2006